EXHIBIT 10.25

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          SUBCONTRACT                   University of California
                                        Lawrence Livermore National Laboratory
          NO. B519044                   Procurement & Material
                                        P.O. Box 5012
                                        Livermore, CA 94551
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SUBCONTRACTOR:                          UNIVERSITY PROCUREMENT REPRESENTATIVE:

ZYGO CORPORATION                        William V. Karleskind
Attention:  Karen DuPerry               Subcontract Administrator Specialist
P.O. Box 448
Middlefield, CT 06455-0448              Phone #:     (925) 422-7503
                                        Fax #:       (925) 422-9294
                                        E-Mail:      karleskind1@llnl.gov
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INTRODUCTION

This is a subcontract for the finishing of 588 NIF optics, as further described herein.

The parties to this Subcontract are The Regents of the University of California (hereinafter called "University") and the party identified above as the "Subcontractor."

This is a subcontract under Prime Contract No. W-7405-ENG-48 between the University and the United States Government (hereinafter called "Government"), represented by the Department of Energy (hereinafter called "DOE"), for the management and operation of the Lawrence Livermore National Laboratory (hereinafter called "LLNL"), and the performance of certain research and development work.

AGREEMENT

The parties agree to perform their respective obligations in accordance with the terms, conditions, and provisions of the attached SCHEDULE OF ARTICLES and any documents referenced or incorporated therein, which together with this Subcontract Signature Page shall collectively constitute the entire Subcontract and shall supersede all prior negotiations, representations, or agreements, whether verbal or written.

          ZYGO CORPORATION           THE REGENTS OF

                                           THE UNIVERSITY OF CALIFORNIA

BY:       /s/ Peter B. Mumola        BY:            /s/ E.M. Moffet
        -------------------------          -------------------------------------
                                                        E.M. Moffet

TITLE     Vice President, Optics     TITLE          Deputy for Subcontracts
        -------------------------          -------------------------------------
                                                    LLNL Procurement & Material

DATE:     1/14/02                    DATE:          1-11-02
        -------------------------          -------------------------------------

Signature Page

                              SCHEDULE OF ARTICLES
                                       FOR
                             SUBCONTRACT NO. B519044

ARTICLE 1 - INCORPORATED DOCUMENTS

The following documents and forms are hereby incorporated as a part of this Schedule of Articles of the Subcontract and are attached hereto:

DOCUMENTS

     GENERAL PROVISIONS FOR FIXED PRICE SUPPLIES AND SERVICES (GPS#600C; REV 05/23/01) STATEMENT OF WORK (DATE 12/13/01)

ARTICLE 2 - SCOPE OF WORK

A. The Subcontractor shall conduct certain work generally described as finishing of 588 NIF Optics. This work is more specifically described in the attached Statement of Work (SOW) and the applicable referenced LLNL drawings.

B. The Subcontractor shall furnish all personnel, supervision, materials, supplies, equipment, tools, facilities, transportation, testing, and other incidental items and services necessary for performance of the work, except for Government Property specified herein to be furnished by the University. The Subcontractor shall deliver the materials, products, supplies, reports, and residuals, as specified.

C. The work shall be performed by the Subcontractor at the Subcontractor's facility located at Middlefield, Connecticut, and at other locations approved by the University.

D. This Subcontract is designated as a DX-E1 Rated Order. The Subcontractor shall comply with the provisions of the Defense Priorities and Allocations System Regulation (15 CFR Part 700) in obtaining controlled materials and other products and services needed to perform this Subcontract.

E. The University may, at its option, by written unilateral modification to this Subcontract, require the continued performance of the Scope of Work described herein for the option period specified in Article 3 - PERIOD OF PERFORMANCE. Exercise of the option will be at least 60 days prior to the completion of the initial Subcontract period of performance.

ARTICLE 3 - PERIOD OF PERFORMANCE

The work described in ARTICLE 2 - SCOPE OF WORK shall be completed on or before February 3, 2002, in accordance with the subcontract production schedule indicated in the SOW.

ARTICLE 4 - PRICE, PAYMENT, AND TRANSPORTATION

A.   Price

     1. The Subcontractor shall be paid the following fixed prices for the finishing of 588 NIF optics in accordance with the schedule and technical specifications of the ARTICLE 2 - SCOPE OF WORK.

                                                      YEAR 1

--------------------------------------------------------------------------------
Optic Type                  Drawing Number  Quantity      Fixed     Extended
                                                       Unit Price    Price
--------------------------------------------------------------------------------
Amplifier Slab (full spec)  AAA96-105113-OC   432*       $6,311     $2,726,352
--------------------------------------------------------------------------------
Amplifier Slab (lower spec) AAA96-105115-QA   TBD*       $6,065*    $TBD*
--------------------------------------------------------------------------------
Polarizer (lower spec)      AAA96-105515-QA    19        $3,739     $71,041
--------------------------------------------------------------------------------
LM1 Mirror                  AAA96-105312-OD    24        $8,304     $199,296
--------------------------------------------------------------------------------
All other mirrors           See Attached SOW  113        $3,883     $438,779
--------------------------------------------------------------------------------
Total Maximum Fixed Price                     588                   $3,435,468
--------------------------------------------------------------------------------

     * The possibility of the Subcontractor having to finish an amplifier slab to the lower specification is dependent on the homogeneity of the unfinished optics provided by the University, however, it is considered unlikely. Unit pricing is included above in the event that this should occur.

     2. The Subcontractor shall be paid an incentive for reduced breakage as follows:

          Amplifier Slabs:

          For the 432 amplifier slabs requiring finishing under this Subcontract, the Subcontractor shall be paid the incentive shown below for reduced breakage amounts achieved. The incentive for amplifier slabs shall be evaluated four times during this Subcontract, after each 108 slabs are completed. These periods shall be mutually exclusive with regard to determining breakage and incentive amounts.

          Number of Slabs:           108       108           108       108
          *Number of Broken Slabs                Incentive Amount
          -----------------------  ---------------------------------------------
                 0                 $40,000   $40,000       $40,000    $40,000
                 1                 $30,000   $30,000       $30,000    $30,000
                 2                 $10,000   $10,000       $10,000    $10,000
                 3                 $     0   $     0       $     0    $     0

          Polarizers:

          For the 19 polarizers requiring finishing under this Subcontract, the Subcontractor shall be paid the incentive shown below for reduced breakage amounts achieved. The incentive for polarizers shall be evaluated once during this Subcontract, after completion of all units.

                                     Total

           Number of Polarizers                                   19

           Number Broken                      Incentive Amount
                                     -------------------------------
           0                                     $5,000
           1                                     $    0

          For this Subcontract, the incentive amount paid for both amplifier slabs and polarizers shall be subject to a total ceiling amount of $165,000.00, which shall be the limit of the University's obligation.

     3.   The total maximum price is $3,600,468.00.

     4. If exercised by a unilateral modification to this Subcontract, the Subcontractor shall finish an additional 690 optics at the fixed unit prices indicated below, consistent with the specifications and schedule of the ARTICLE 2 - SCOPE OF WORK. Delivery of these option quantities, if exercised, will be after successful completion of the initial 588 optics.

                                 OPTION (YEAR 2)

--------------------------------------------------------------------------------
                                                          Fixed      Extended
Optic Type                  Drawing Number   Quantity   Unit Price    Price
--------------------------------------------------------------------------------
Amplifier Slab (full spec)  AAA96-105113-OC  462         $6,311      $2,915,682
--------------------------------------------------------------------------------
Amplifier Slab (lower spec) AAA96-105115-QA  TBD*        $6,065*     $TBD
--------------------------------------------------------------------------------
LM1 Mirror                  AAA96-105312-OD  48          $8,304      $398,592
--------------------------------------------------------------------------------
All other mirrors           See Attached SOW 180         $3,883      $698,940
--------------------------------------------------------------------------------
Total Maximum Fixed Price                    690                     $4,013,214
--------------------------------------------------------------------------------

     * The possibility of the Subcontractor having to finish an amplifier slab to the lower specification is dependent on the homogeneity of the unfinished optics provided by the University, however, it is considered unlikely. Unit pricing is included above in the event that this should occur.

          Consistent with the incentive for the first year, the Subcontractor shall be paid the following incentive for reduced breakage on the 462 amplifier slabs under this option:

           Number of Slabs:          15       115            116       116
           *Number of Broken Slabs             Incentive Amount
           ----------------------- ---------------------------------------------
                  0                $40,000   $40,000    $40,000      $40,000
                  1                $30,000   $30,000    $30,000      $30,000
                  2                $10,000   $10,000    $10,000      $10,000
                  3                $     0   $     0    $     0      $     0

          For this option, the incentive amount paid for amplifier slabs shall be subject to a total ceiling amount of $160,000.00, which shall be the limit of the University's obligation.

          If this option is exercised by the University per a unilateral modification, the total maximum price of this Subcontract will be $7,773,682.00.

          The prices stated above do not include, and the University shall not be charged for, any State Sales & Use Tax. The University holds California State Resale Permit No. SR-CHA 21-135323.

     B.   Pricing of Adjustments

          When costs are a factor in any determination of a Subcontract price adjustment, pursuant to the "Changes" clause of the GENERAL PROVISIONS or any other provision of this Subcontract, such costs shall be in accordance with the contract cost principles and procedures in Part 31 of the Federal Acquisition Regulation (48 CFR Part 31), as supplemented or modified by DEAR Part 931 (48 CFR Part 931) in effect as of the date of award of this Subcontract.

     C.   Invoices

          The Subcontractor shall submit its invoice upon completion of the work to the following address:

                           University of California
                           Lawrence Livermore National Laboratory
                           Attn:  Bill Karleskind, L-443
                           P.O. Box 5001
                           Livermore, CA 94551

     D.   Payment and Shipment

          Payment shall be made within 30 days after receipt of the Subcontractor's invoice, upon the University's acceptance of any portion of the work delivered or rendered for which a piece is separately stated or an invoice is allowed. Shipment of optics may occur as soon as all specifications are achieved, prior acceptance of the metrology data is not required. Payment, however, will continue to be upon acceptance of the metrology data.

     E.   Transportation Terms

          F.O.B. point:           Origin
          Shipping Point:         Zygo Corporation, Middlefield, Connecticut
          Shipping Instructions:  Burlington Express
                                  Mark airway bill:  "Bill Recipient
                                                      Account 411-288-721"

     ARTICLE 5 - COORDINATION AND ADMINISTRATION

     A. The University Procurement Representative is Bill Karleskind. All matters relating to the administration, performance, and non-technical interpretation of this Subcontract shall be referred to the University Procurement Representative. The Subcontractor shall direct all notices and requests for approval to the University Procurement Representative. The University Procurement Representative will issue any notices or non-technical approvals to the Subcontractor.

     B. The University Technical Representative for this Subcontract is Joe Menapace. The University Technical Representative will provide technical direction in connection with the work to be performed under this Subcontract. The term "technical direction" is defined to include
          91) direction to the Subcontractor which assist in the interpretation of drawings, specifications, or technical portions of the work description; and (2) the review and approval of technical reports, drawings, specifications, and information to be delivered by the Subcontractor under the Subcontract, where required. The University Technical Representative will issue all technical direction in writing.

     C. The University Technical Representative is not authorized to issue any technical direction which would (1) constitute an assignment of work outside the general scope of the work covered by this Subcontract; (2) change the description of the work to be performed or any applicable drawings, designs, and specifications; (3) change the time or place of performance; the method of shipment or packaging, or the place of inspection, delivery, or acceptance; (4) increase the estimated cost for performance of the work or the time required for performance of the work; (5) change any expressed term or condition of the Subcontract; or (6) unreasonably interfere with the Subcontractor's ability to perform and complete the work. Any such change must first be authorized by a written modification to this Subcontract issued by the University Procurement Representative.

     ARTICLE 6 - REPORTS

     As indicated in the attached SOW, the Subcontractor shall submit weekly Inventory Tracking Sheet (ITS) reports to the University Technical Representative, consistent with the previous production subcontract B514527. Also required by the attached SOW is a requirement to maintain certain technical documentation and procedures consistent with the same previous subcontract. These reports, documentation, and procedures shall be coordinated on an informal basis with the University Technical Representative, no formal distribution shall be required.

     ARTICLE 7 - PROPERTY

     A. The Subcontractor shall acquire, and/or the University will furnish to the Subcontractor, the materials, equipment, supplies, and/or tangible personal property items identified below, for use under this
          Subcontract:

          Subcontractor Acquired Property:
                           None
          University Furnished Government Property

          In addition to the material to be supplied by the University as indicated in the SOW, the property currently identifiable and accountable under Subcontract B514527 will be transferred to this Subcontract. At such time, the appropriate property will be identified and listed in this Subcontract. Until that time the Subcontractor is hereby authorized to use the University Furnished Government Property provided under B514527 in performance of this Subcontract.

     B. All property acquired by the Subcontractor and/or furnished by the University shall be identified, utilized, accounted for, and dispositioned in accordance with the clause of the General Provisions entitled GOVERNMENT PROPERTY (FIXED PRICE SUBCONTRACT). Disposition directions and authorization will be provided by the University's Property Management Department.

     C.   Non-Subcontract Use of Government Owned Equipment:

       1. Notwithstanding the limitation on Subcontractor use of Government property in the GENERAL PROVISION entitled GOVERNMENT PROPERTY, the Subcontractor may use the government owned equipment listed above without charge in the performance of, in order of preference:

          a.   Subcontracts under Department of Energy Contract No.
               W-7405-ENG-48;

          b. Prime contracts with the Government that specifically authorize such use without charge;

          c. Subcontracts of any tier under Government prime contracts other than W-7405-ENG-48 if the Contracting Officer having cognizance of the Prime contract (i) approves a Subcontract specifically authorizing such Use or (ii) otherwise authorizes such use in writing; and

          d. Other work to the extent that such use does not interfere with work under a, b, and c above.

     2. The Subcontractor agrees not to include in the price or prices of any such contracts or Subcontracts the cost of said listed property, or any allowance or charge to cover depreciation or amortization. The Subcontractor further agrees to allocate the cost of maintenance, upkeep, repairs, and consumables to the appropriate customers as defined in paragraph C1 above, or to the appropriate indirect cost pool. In the case of the three ring polishers (RPs), the Subcontractor agrees to absorb the cost of normally scheduled maintenance, repairs, and upkeep. If the RPs are used on non-Subcontract work, these costs may be allocated to the appropriate customer, provided the allocation does not include the University. In the case of RP consumables,, the Subcontractor agrees to provide those utilized in the continuous operation of the RPs, while those used in the actual processing of optics are to be properly allocated to the price of the optics themselves.

     3. Nothing in this Subcontract shall abrogate any right of the University to withdraw Government Owned Equipment from the Subcontractor upon reasonable notice, subject to provision for equitable adjustment that may exist in an active University Subcontract affected by such withdrawal. The University is not responsible for the effect of such withdrawal on any work being performed by the Subcontractor under any other contract or subcontract.

ARTICLE 8 - APPROVAL OF TECHNICAL DATA

If this Subcontract requires the Subcontractor to furnish any drawings, specifications, diagrams, layouts, schematics, descriptive literature, illustrations, schedules, performance or test data, or other technical data for approval by the University prior to Subcontractor performance, the approval of the data by the University shall not relieve the Subcontractor from responsibility for any errors or omissions in such data or from responsibility for complying with the requirements of this Subcontract, except as specified below. Any work done prior to such approval shall be at the Subcontractor's risk.

If the data includes any variations from the Subcontract requirements, the Subcontractor shall describe such variations in writing at the time of submission of the data. If the University approves any such variation(s), a change order to the Subcontract shall be issued by the University and, if appropriate, a bilateral modification to the Subcontract shall be negotiated.

ARTICLE 9 - ASSIGNMENT OF PERSONNEL

It is understood and agreed that the Subcontractor's key technical personnel assigned to this work shall not be reassigned or replaced without prior University approval, except where such circumstances are beyond the reasonable control of the Subcontractor.

The Subcontractor shall not employ unfit or unqualified personnel in the performance of this Subcontract. Should the University deem anyone employed on the work incompetent or unfit for his or her duties and so inform the Subcontractor, the Subcontractor shall remove such person from work under this Subcontract and he or she shall not again, without written permission of the University, be assigned to work under this Subcontract.

ARTICLE 9 - GENERAL PROVISIONS

     A. The clauses incorporated by reference in the attached GENERAL PROVISIONS shall be applicable to this Subcontract based on the value of the Subcontract, the status of the Subcontractor, and the nature and location of the work as indicated in the GENERAL PROVISIONS. As used therein, the term "Seller" shall mean "Subcontractor," and the terms "Purchase Order" and "PO" shall mean "Subcontract."

     B. This Subcontract shall not involve access to or the generation of classified information or access to "limited" or "exclusion" security areas. Accordingly, the clauses listed in the GENERAL PROVISIONS related to such work shall not apply.

     C. This Subcontract is not for the conduct of research, development, or demonstration (RD&D) work, or design work involving non-standard types of construction. Accordingly, the clauses listed in the GENERAL PROVISIONS related to such work shall not apply.

                           END OF SCHEDULE OF ARTICLES

                                STATEMENT OF WORK

                               Production (P3/P4)

                                   NID0075521

1.   OBJECTIVE

The objective of this Subcontract is to perform optical finishing on 588 production optics (amplifiers, polarizers, and mirrors) to support the National Ignition Facility (NIF), a 192 beam laser capable of fusion ignition. An option for an additional 690 optics is also included in this Subcontract. The Subcontractor shall utilize the technologies and facilities established by them under NIF/ICF development, facilitization, and pilot production for the manufacturing of these optics.

2.   WORK REQUIREMENTS

The Subcontractor shall provide all labor, facilities, equipment (other than that provided as GFE) and processes needed to finish the quantities of optics listed in section 3 of this SOW. Much of the equipment required to finish these optics has been provided as GFE. Consistent with ARTICLE 7 - PROPERTY of the Subcontract Schedule of Articles, the Subcontractor shall be responsible for the cost of maintenance and repairs of all GFE. However, no equipment modifications or upgrades shall be performed on GFE without the written approval of the University's Procurement Representative. In addition, the Subcontractor shall maintain a qualified workforce capable of manufacturing NIF optics with stringent specifications.

The University shall provide all optical blanks for finishing under this Subcontract as well as the epoxy kits, shaped cladding strips for the laser slab assemblies, PET-G containers and shipping crates. The Subcontractor shall notify the University in writing sixty days in advance of their needs for this University supplied material. The University will ensure that all requests are met in a timely manner to avoid shortages that may impact the Subcontractor's production schedule.

3.   QUANTITIES

Table 1 shows the number and types of optics to be fabricated under this Subcontract that covers twelve months of what is referred to by the University as P3 Production. The numbers and types correspond to a baseline production scenario that represent the required production rate for this Subcontract.

SOW                                   -1-

     This document contains information proprietary to the Zygo Corporation

Table 2 shows those optics that the University requires as an additional one-year option (P4) with the quantities and optic mix shown. The University anticipates exercising this option at least sixty days prior to the completion of the baseline quantities.

SOW                                    -2-

     This document contains information proprietary to the Zygo Corporation

Table 1.  Optics to be finished under this Subcontract:
--------------------------------------------------------------------------------
OPTIC            Drawing number     Mar-02   Apr-02  May-02 Jun-02 Jul-02 Aug-02
--------------------------------------------------------------------------------
LASER GLASS

--------------------------------------------------------------------------------
Amplifier slab   AAA96-105113-OC        35       35      35     35     35     35
--------------------------------------------------------------------------------
POLARIZER

--------------------------------------------------------------------------------
Polarizer        AAA96-105112-OD
--------------------------------------------------------------------------------
MIRRORS

--------------------------------------------------------------------------------
LM1              AAA96-105312-OD                                       2      2
--------------------------------------------------------------------------------
LM2              AAA96-105322-OE         1       11      11     5
--------------------------------------------------------------------------------
LM3              AAA96-105332-OE

--------------------------------------------------------------------------------
LM4a             AAA96-105412-OC

--------------------------------------------------------------------------------
LM4b             AAA96-105422-OC

--------------------------------------------------------------------------------
LM5              AAA96-105432-OC        10
--------------------------------------------------------------------------------
LM6              AAA96-105442-OC                                6      9      9
--------------------------------------------------------------------------------
LM7a             AAA96-105452-OD
--------------------------------------------------------------------------------
LM7b             AAA96-105462-OD
--------------------------------------------------------------------------------
LM7c             AAA96-105472-OD
--------------------------------------------------------------------------------
LM7d             AAA96-105342-OD
--------------------------------------------------------------------------------
LM7e             AAA96-105352-OE
--------------------------------------------------------------------------------
LM8a             AAA96-105482-OD
--------------------------------------------------------------------------------
LM8at            AAA96-105362-OC
--------------------------------------------------------------------------------
LM8b             AAA96-105492-OD
--------------------------------------------------------------------------------
LM8bt            AAA96-105372-OC
--------------------------------------------------------------------------------
Total                                   46       46      46     46     46     46
--------------------------------------------------------------------------------
LM1, LM2, LM3, and Polarizer are being revised per ECR 2031 (relaxation of roughness from 0.4 nm to 1.0 nm)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIC          Drawing number  Sep-02  Oct-02 Nov-02 Dec-02 Jan-03 Feb-03 Total
--------------------------------------------------------------------------------
LASER GLASS
--------------------------------------------------------------------------------
Amplifier slab AAA96-105113-OC     37      37     37     37     37     37    432
--------------------------------------------------------------------------------
POLARIZER
--------------------------------------------------------------------------------
Polarizer      AAA96-105112-OD     12       7                                 19
--------------------------------------------------------------------------------
MIRRORS
--------------------------------------------------------------------------------
LM1            AAA96-105312-OD      2       2     4      4      4      4      24
--------------------------------------------------------------------------------
LM2            AAA96-105322-OE                                                28
--------------------------------------------------------------------------------
LM3            AAA96-105332-OE                                                0
--------------------------------------------------------------------------------
LM4a           AAA96-105412-OC                    1      11     11     11     34
--------------------------------------------------------------------------------
LM4b           AAA96-105422-OC                                                0
--------------------------------------------------------------------------------
LM5            AAA96-105432-OC                                                10
--------------------------------------------------------------------------------
LM6            AAA96-105442-OC      1                                         25
--------------------------------------------------------------------------------
LM7a           AAA96-105452-OD                                                0
--------------------------------------------------------------------------------
LM7b           AAA96-105462-OD              6     10                          16
--------------------------------------------------------------------------------
LM7c           AAA96-105472-OD                                                0
--------------------------------------------------------------------------------
LM7d           AAA96-105342-OD                                                0
--------------------------------------------------------------------------------
LM7e           AAA96-105352-OE                                                0
--------------------------------------------------------------------------------
LM8a           AAA96-105482-OD                                                0
--------------------------------------------------------------------------------
LM8at          AAA96-105362-OC                                                0
--------------------------------------------------------------------------------
LM8b           AAA96-105492-OD                                                0
--------------------------------------------------------------------------------
LM8bt          AAA96-105372-OC                                                0
--------------------------------------------------------------------------------
Total                              52      52     52     52     52     52    588
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
LM1, LM2, LM3, and Polarizer are being revised per ECR 2031 (relaxation of roughness from 0.4 nm to 1.0 nm)
--------------------------------------------------------------------------------

Table 2.  Optics to be finished as a follow-on option:
--------------------------------------------------------------------------------
OPTIC          Drawing number    Mar-03   Apr-03 May-03  Jun-03 Jul-03  Aug-03
--------------------------------------------------------------------------------
LASER GLASS
--------------------------------------------------------------------------------
Amplifier slab AAA96-105113-OC       38       38     38      38     38      38
--------------------------------------------------------------------------------
POLARIZER
--------------------------------------------------------------------------------
Polarizer      AAA96-105112-OD
--------------------------------------------------------------------------------
MIRRORS
--------------------------------------------------------------------------------
LM1            AAA96-105312-OD          4      4      4      4      4       4
--------------------------------------------------------------------------------
LM2            AAA96-105322-OE
--------------------------------------------------------------------------------
LM3            AAA96-105332-OE
--------------------------------------------------------------------------------
LM4a           AAA96-105412-OC          6
--------------------------------------------------------------------------------
LM4b           AAA96-105422-OC          8     14     14      11
--------------------------------------------------------------------------------
LM5            AAA96-105432-OC                               3      14      14
--------------------------------------------------------------------------------
LM6            AAA96-105442-OC
--------------------------------------------------------------------------------
LM7a           AAA96-105452-OD
--------------------------------------------------------------------------------
LM7b           AAA96-105462-OD
--------------------------------------------------------------------------------
LM7c           AAA96-105472-OD
--------------------------------------------------------------------------------
LM7d           AAA96-105342-OD
--------------------------------------------------------------------------------
LM7e           AAA96-105352-OE
--------------------------------------------------------------------------------
LM8a           AAA96-105482-OD
--------------------------------------------------------------------------------
LM8at          AAA96-105362-OC
--------------------------------------------------------------------------------
LM8b           AAA96-105492-OD
--------------------------------------------------------------------------------
LM8bt          AAA96-105372-OC
--------------------------------------------------------------------------------
Total                                56       56     56      56     56      56
--------------------------------------------------------------------------------
LM1, LM2, LM3, and Polarizer are being revised per ECR 2031 (relaxation of roughness from .4 nm to 1.0 nm)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
OPTIC          Drawing number  Sep-03 Oct-03 Nov-03 Dec-03 Jan-04 Feb-04  Total
--------------------------------------------------------------------------------
LASER GLASS
--------------------------------------------------------------------------------
Amplifier slab AAA96-105113-OC     39     39     39     39     39     39     462
--------------------------------------------------------------------------------
POLARIZER
--------------------------------------------------------------------------------
Polarizer      AAA96-105112-OD     12      7                                  0
--------------------------------------------------------------------------------
MIRRORS
--------------------------------------------------------------------------------
LM1            AAA96-105312-OD      4      4     4      4      4      4       48
--------------------------------------------------------------------------------
LM2            AAA96-105322-OE                                                0
--------------------------------------------------------------------------------
LM3            AAA96-105332-OE                                 10     16      26
--------------------------------------------------------------------------------
LM4a           AAA96-105412-OC                                                6
--------------------------------------------------------------------------------
LM4b           AAA96-105422-OC                                                47
--------------------------------------------------------------------------------
LM5            AAA96-105432-OC     10                                         41
--------------------------------------------------------------------------------
LM6            AAA96-105442-OC                                                0
--------------------------------------------------------------------------------
LM7a           AAA96-105452-OD                          14     6              20
--------------------------------------------------------------------------------
LM7b           AAA96-105462-OD             6     16     2                     24
--------------------------------------------------------------------------------
LM7c           AAA96-105472-OD                                                0
--------------------------------------------------------------------------------
LM7d           AAA96-105342-OD                                                0
--------------------------------------------------------------------------------
LM7e           AAA96-105352-OE      6     10                                  16
--------------------------------------------------------------------------------
LM8a           AAA96-105482-OD                                                0
--------------------------------------------------------------------------------
LM8at          AAA96-105362-OC                                                0
--------------------------------------------------------------------------------
LM8b           AAA96-105492-OD                                                0
--------------------------------------------------------------------------------
LM8bt          AAA96-105372-OC                                                0
--------------------------------------------------------------------------------
Total                              59     59     59     59     59     59     690
--------------------------------------------------------------------------------
LM1, LM2, LM3, and Polarizer are being revised per ECR 2031 (relaxation of roughness from 0.4 nm to 1.0 nm)
--------------------------------------------------------------------------------

4.   SPECIFICATIONS

The specifications for each optical component are contained within the drawings that are listed in Appendix A. Prior to commencement of work the Subcontractor shall confirm with the University Technical Representative that they have the most current drawings. All drawings and appendices should already be in the Subcontractor's possession, however, any that are not will be sent upon request. Note that these drawings have been written in accordance with the ISO 10110 standard. The optics shall be finished to meet the specifications on the finished optics drawings listed in Appendix A. The corresponding material drawings and specifications are listed in Appendix B. The attachment "Detailed Cladding Guidance," Appendix D, provides details on cladding that augments the drawings and supersedes them in places.

The ability of the Subcontractor to meet the transmitted wavefront requirements of polarizers is dependent on the material inhomogeneity. The best commercially available material may be insufficient to meet the transmitted wavefront specification. Any material that is unable to be finished, meaning a reasonable effort has been made by the Subcontractor to meet the transmitted wavefront specification, shall be finished to the prefigured specifications in drawing AAA96-105515. If after award of this Subcontract, the Subcontractor should develop the capability to preferentially figure optics to compensate for material inhomogeneity, then the additional cost for that effort will be negotiated as a separate subcontract action.

Laser glass inhomogeneity will also impact finished transmitted wavefront performance. To address this issue amplifier slabs shall be divided into two classes of material as illustrated in the table below.

                   Table 2: Finished amplifier slab RMS gradient specification
                            For different grades of blank homogeneity

                   -------------------------------------------------------------
                   Blank RMS gradient           <=0.0083            >0.0083
                   specification
                   (waves/cm @ 633nm)
                   -------------------------------------------------------------
                   Finished RMS                 <=0.0111           >0.0111
                   Gradient specification                      (<1(lambda) p-v)
                   (waves/cm @ 633nm)                           (<1.8 nm PSD1)
                   -------------------------------------------------------------

For amplifier slabs with blank RMS gradient <=0.0065 waves/cm the vendor shall finish the parts to full specification as per drawing AAA96-105113-OC. For optics with blank RMS gradient 0.0065 <= X <= 0.0083, the vendor shall finish the optics under best effort to wavefront specifications as per drawing AAA96-105113-OC. For amplifiers with RMS gradient > 0.0083, the vendor shall finish the optics to the specifications as per drawing AAA96-105115-0A.

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5.   MANUFACTURING YIELD/BREAKAGE

The optical blanks that are shaped by the Subcontractor have significant value, particularly amplifier slabs ($15K - $30K each) and polarizers ($11K - $15K each). Breakage of these optics results in a loss to the NIF program. Also, excessive breakage of amplifier slabs may force the University to initiate an additional melting campaign at an approximate cost of $10M - $15M. Given the value of these blanks, it is imperative that reasonable efforts be taken by the Subcontractor to protect these optics from damage during processing.

Based on breakage rates from past ICF projects, the University expects the breakage rate not to exceed 2% over a quantity of at least 25 of each optic type (amplifier slab, polarizer, or mirror). A breakage rate from 2%-5% shall result in a report to the University Technical Representative to present the current issues and mitigation strategy. Breakage rates exceeding 5% may result in a STOP-WORK ORDER being issued by the University, consistent with the General Provisions of this Subcontract. If a STOP-WORK ORDER is issued the Subcontractor shall cease all work until a mitigation strategy aimed at solving the problem, is implemented. Mitigation measures could include such actions as improved training, fixture modifications, machine interlock systems, removal of an employee from this subcontract. Etc.

Breakage shall be defined as damage caused by the Subcontractor that renders the optic useless. Non-Conformance Reports (NCRs) shall not apply against breakage determinations.

6.   REPORTING REQUIREMENTS

          A)   WEEKLY PROGRESS REPORTS - INVENTORY TRACKING SHEET (ITS)

               The Subcontractor shall send a status list of all optics within their Facility utilizing the established Excel compatible ITS spreadsheet Utilized in previous subcontracts B335188 and B514527.

The following documents, while not specific deliverables under this Subcontract, shall be maintained by the Subcontractor and updated as necessary to reflect any changes or improvements. These documents were originally developed and approved as part of the scope of work under Subcontract B335188 and maintained under Subcontract B514527. The Subcontractor shall notify the University's Technical Representative if any changes are made to the QA/QC Plan or to any of the Process Materials and Procedures, providing appropriate details for the University to determine the impact to finished optics. A brief description of each document follows, though the complete requirement is contained in the statements of work for B335188 and B514527 and is incorporated by reference herein:

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          B)   QUALITY ASSURANCE PLAN

               The Subcontractor shall maintain and adhere to a documented Quality Assurance/Quality Control (QA/QC) plan and program. This plan and program shall provide for the control of the design, procurement, manufacturing, delivery, and test activities of the production of items, systems, and services required by this SOW and applicable Drawings. Procedures implementing the requirements of the Subcontractor's QA/QC program plan shall be maintained as well.

               The Subcontractor shall retain interferometric production data, surface quality maps and final inspection records on all finished optics delivered under this Subcontract for a minimum of seven years after expiration of this Subcontract. These records shall be made available to the University Technical Representative upon request. Within a reasonable time prior to the end of the retention period, the Subcontractor shall request disposition instructions of the records from the University Technical Representative.

          C)   PROCESS MATERIALS AND PROCEDURES (PMP)

          The Subcontractor shall maintain PMP documentation, which shall contain:

               1. A description of the process used to fabricate the optical components from material arrival at the Subcontractor through finishing, final cleaning, testing, and packaging (a flow chart);

               2. A list of all materials including brand names and/or compositions of grinding and polishing compounds, blocking waxes, polishing pitch, in-process surface protectors, strip coatings, in-process surface identification markers, etc.;

               3. A detailed description of the surface figure generation (grinding) and polishing procedures used to ensure no subsurface damage or surface microcracks remain in the finished optical surfaces, including grit sizes, dept of material removed during each step, acid etches, etc. (process sheets);

               4. A detailed description of in-process procedures and solvents used for removing surface treatments, residues, etc.;

               5. A description of steps taken to protect the optics from damage due to dirt and/or chemical contamination;

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               6.   A description of any forms generated for internal use
                    documenting immediate processing steps, etc.

          The detailed PMP shall be retained at the Subcontractor's facility for the duration of this Subcontract. The University does not need or desire copies of the detailed procedures. In the event that there are specific PMIs that could materially impact the performance of the laser system, the University will request access to the specific PMP(s) of interest. The Subcontractor shall either grant access to the University Technical Representative and/or his designee at the Subcontractor's facility or prepare a non-proprietary version with as much detail as possible.

     D)   FINAL TEST PROCEDURES (FTP)

          The Subcontractor shall maintain an FTP document that shall include:

               1.   A list and detailed description of all test equipment;

               2.   A description of all test equipment calibration;

               3. A list and description of all test equipment calibration references and a copy of their accuracy certification and/or traceability to another standard;

               4. A sequence of steps required to check the compliance of each finished substrate to the physical and performance requirements as specified on the drawing.

     E)   FINAL CLEANING PROCEDURES (FCP)

          The Finisher shall maintain an FCP document that shall contain:

               1. A detailed description of each step in the final cleaning process, including the equipment used and the approximate duration of each step.

               2. A list of brand names of all cleaning and drying agents used in the FCP, and

               3. A detailed description of the final cleanliness inspection and packaging facilities.


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7.   ROUTINE/SCHEDULED MAINTENANCE AND UNFORESEEN/CATASTROPHIC FAILURE ON GFE

Consistent with the previous production subcontract for P2 (B514527), the Subcontractor shall continue to be responsible for routine/schedule maintenance on all GFE, however, the cost of replacement parts, only, for unforeseen/catastrophic failures on GFE, will be the responsibility of the University. The cost of replacement parts for unforeseen/catastrophic failures will be managed under a separate blanket subcontract. The Subcontractor shall continue to provide its labor for replacement of these parts.

8.   APPENDICES

As stated above, all of the following appendices are already in the possession of the Subcontractor and are, therefore, incorporated by reference. Any additional copies will be supplied upon request.

Appendix A  Finished Optics Drawing Package

Appendix B  Material Drawings and Specifications Package

Appendix C  NIF Optics Production Plan - Rev 7/26/99

Appendix D  Detailed Cladding Guidance - NIF OPT 97-0003373;
            Revision 2; May 1, 1999

Appendix E  Guidance for Cleaning Pet-G Containers and Packaging and Handling
            Of Large NIF Optical Components - NIF 0026182

Appendix F  Identification Requirements for NIF Large Optics - NIF 0017092A

Appendix G  Optical Inventory Tracking Procedure - Finishing Vendors

Appendix H  Scratch Dig Memo

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APPENDIX A:                FINISHED OPTICS DRAWINGS

The following drawings comprise this set:

--------------------------------------------------------------------------------
                 OPTIC TYPE          DRAWING NUMBER     REVISION NUMBER
--------------------------------------------------------------------------------
Slab, Amplifier                       AAA96-105113             OC
--------------------------------------------------------------------------------
Slab, Amplifier, Prefigured           AAA96-105115             OA
--------------------------------------------------------------------------------
Polarizer                             AAA96-105512             OD
--------------------------------------------------------------------------------
Polarizer, Prefigured                 AAA96-105515             OA
--------------------------------------------------------------------------------
LM1                                   AAA96-105312             OE
--------------------------------------------------------------------------------
LM2                                   AAA96-105322             OF
--------------------------------------------------------------------------------
LM3                                   AAA96-105332             OF
--------------------------------------------------------------------------------
LM4A                                  AAA96-105412             OC
--------------------------------------------------------------------------------
LM4B                                  AAA96-105422             OC
--------------------------------------------------------------------------------
LM5                                   AAA96-105432             OC
--------------------------------------------------------------------------------
LM6                                   AAA96-105442             OC
--------------------------------------------------------------------------------
LM7A                                  AAA96-105452             OD
--------------------------------------------------------------------------------
LM7B                                  AAA96-105462             OE
--------------------------------------------------------------------------------
LM7C                                  AAA96-105472             OD
--------------------------------------------------------------------------------
LM7D                                  AAA96-105342             OD
--------------------------------------------------------------------------------
LM7E                                  AAA96-105352             OE
--------------------------------------------------------------------------------
LM8A                                  AAA96-105482             OD
--------------------------------------------------------------------------------
LM8AT                                 AAA96-105362             OC
--------------------------------------------------------------------------------
LM8B                                  AAA96-105492             OD
--------------------------------------------------------------------------------
LM8BT                                 AAA96-105372             OC
--------------------------------------------------------------------------------



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APPENDIX B:                BLANK OPTICS DRAWINGS

The following drawings comprise this set:

--------------------------------------------------------------------------------
                 OPTIC TYPE          DRAWING NUMBER           REVISION NUMBER
--------------------------------------------------------------------------------
Slab, Amplifier                       AAA96-10511                    OD
--------------------------------------------------------------------------------
Polarizer                             AAA96-105511                   OC
--------------------------------------------------------------------------------
LM1                                   AAA96-105311                   OA
--------------------------------------------------------------------------------
LM2                                   AAA96-105321                   OA
--------------------------------------------------------------------------------
LM3                                   AAA96-05331                    OB
--------------------------------------------------------------------------------
LM4A                                  AAA96-105411                   OB
--------------------------------------------------------------------------------
LM4B                                  AAA96-105421                   OB
--------------------------------------------------------------------------------
LM5                                   AAA96-105431                   OB
--------------------------------------------------------------------------------
LM6                                   AAA96-105441                   OB
--------------------------------------------------------------------------------
LM7A                                  AAA96-105451                   OB
--------------------------------------------------------------------------------
LM7B                                  AAA96-105461                   OB
--------------------------------------------------------------------------------
LM7C                                  AAA96-105471                   OB
--------------------------------------------------------------------------------
LM7D                                  AAA96-105341                   OB
--------------------------------------------------------------------------------
LM7E                                  AAA96-105351                   OB
--------------------------------------------------------------------------------
LM8A                                  AAA96-105481                   OB
--------------------------------------------------------------------------------
LM8AT                                 AAA96-105361                   OA
--------------------------------------------------------------------------------
LM8B                                  AAA96-105491                   OB
--------------------------------------------------------------------------------
LM8BT                                 AAA96-105371                   OA
--------------------------------------------------------------------------------



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